Events after the reporting date	12 Months Ended
Dec. 31, 2019
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting date

22        Events after the reporting date

Further to the conversion clause included into the Convertible Note up to March 2020 a total amount of approximately $1,168, principal and accrued interest, was converted to share capital with the conversion price of $1 per share and a total number of 1,167,767 new shares issued in name of the holder of the Convertible Note. On March 13, 2020, Company and the holder of the Convertible Note entered into a waiver regarding the Convertible Note (the “Waiver”). The Waiver waives the Company’s obligation to repay the Convertible Note on the existing maturity date of March 13, 2020 and does not require the Company to repay the Convertible Note until March 13, 2021.

On March 23, 2020, the Company and Firment Shipping Inc. agreed to extend the final maturity of the Firment Shipping Credit Facility to April 1, 2021 keeping all the other terms of the Credit Facility unchanged.

On March 6, 2020, the Company announced that it had received written notification from The Nasdaq Stock Market (“Nasdaq”) dated March 2, 2020, indicating that because the closing bid price of the Company’s common stock for the last 30 consecutive business days was below $1.00 per share, the Company no longer meet the minimum bid price continued listing requirement for the Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5450(a)(1). Pursuant to Nasdaq Listing Rules, the applicable grace period to regain compliance is 180 days, or until August 31, 2020. The Company intends to cure the deficiency within the prescribed grace period. During this time, the Company’s common stock will continue to be listed and trade on the Nasdaq Capital Market.

The World Health Organization has declared the outbreak of a novel coronavirus (COVID-19) a global pandemic. The measures taken by governments worldwide in response to the outbreak, which included numerous factory closures and restrictions on travel, as well as potential labor shortages resulting from the outbreak, are expected to slow down production of goods worldwide and decrease the amount of goods exported and imported worldwide. Some experts fear that the economic consequences of the coronavirus could cause a recession that outlives the pandemic.

Besides reducing demand for cargo, coronavirus may functionally limit the amount of cargo that we and our competitors are able to move because countries worldwide have imposed quarantine checks on arriving vessels, which have caused delays in loading and delivery of cargoes. It is possible that charterers may try to invoke force majeure clauses as a result.

Although it is too early to assess the full impact of the coronavirus outbreak on global markets, and particularly on the shipping industry, the pandemic has already added, and could continue to add, pressure to shipping freight rates. Further depressed rates could have a material adverse impact on the Company’s business, financial condition, results of operations, and cash flows.